

Exhibit 99.1

August 2011 Investor Presentation

THE DIXIE GROUP



Forward-Looking Statements

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering
- Refined focus on upper end markets in 2004
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- **Commitment to brands in the upper-end market with strong growth potential**
- **Diversified between Commercial and Residential markets**
- **Diversified customer base**
  - **Top 10 carpet customers – 18% of carpet sales**
  - **Top 20 carpet customers – 21% of carpet sales**

New and Existing Home Sales
Seasonally Adjusted Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
New Homes
Existing Homes
Tax Credit Response
1,000
900
800
700
600
500
400
300
200
100
7,000
6,500
6,000
5,500
5,000
4,500
4,000
3,500
Jan '07 July Jan '08 July Jan '09 July Jan '10 July Jan '11

June 2011:

- Tight credit remains a problem.
- New home sales stayed flat from January to June at a rate around 310,000 units per year.
- New homes sold at a rate that was 21.9% below one year ago.
- Existing home sales decreased from 5.40 million in January to 4.77 million in June. Sales are at a rate that is below a year ago; but we had tax credits one year ago.

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release August 25 (new); August 18 (existing).

Residential Remodeling
Owner-Occupied Improvements*

THE DIXIE GROUP

Millions of dollars

Improvement expenditures have leveled off in the March to June time frame.


$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Jan
Feb
Mar
Apr
May
Jun
In 2010, expenditures increased 2.3% in 2010 from 2009.

http://www.census.gov/const/www/c30index.html Private construction

The Industry

THE DIXIE GROUP



Mfg. Value US Carpet and Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
12 to 18 months dips during recessionary times
Multi-year decline
1963
1966
1969
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008

Source: U.S. Census Bureau & CRI Estimate

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet and Rug Mill Shipments
versus Gross Domestic Product
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
Mfg Value US Carpet and Rugs
GDP

2010:

- We are starting to see a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the long-term trend will once again be restored once purchases of existing homes rebounds

The Industry versus Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
Residential Fixed Investment % of GDP
Residential 62 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 62 Yr Average

Consumer Sentiment
University of Michigan


1966 = 100
100
95
90
85
80
75
70
65
60
55
50
45
Jan Mar May Jly Sep Nov Jan Mar May Jly Sep Nov Jan Mar May Jly Sep Nov Jan Mar May Jly Sep Nov Jan Mar May
Overall Sentiment
Expectations for the Future
2007
2008
2009
2010

June 2011:

- The consumer is uncertain.
- Falling gasoline and food prices helped consumer sentiment but uncertainty prevails
- Consumers are perceiving the economy is slowly improving.
- Current conditions increased slightly due to falling gas prices
- The consumer has low expectations regarding improving standard of living

Source: University of Michigan Consumer Sentiment Survey.

The Stock Market

THE DIXIE GROUP


Dow Jones Industrial Average
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11

June 2011:

- The stock market rally stalled and then reignited.
- The summer has seen volatility due to the debt ceiling negotiations, poor economic data and stubbornly high unemployment.

2010 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet & Rug Sales	Dollars in Millions		% Total
Shaw	$	3,024	31.2%
Mohawk	$	2,442	25.2%
Bealieau	$	896	9.2%
Interface	$	496	5.1%
Dixie	$	225	2.3%
Other	$	2,618	27.0%
Market	$	9,701	100.0%

Source: Floor Focus

The Industry

2006 Carpet End Use	2010 Carpet End Use
Sales $10.19 Billion	Sales $7.40 Billion


Commercial
35%
Residential
65%


Commercial
43%
Residential
57%

Commercial %
2001 – 2010
From 32% to 43%

Source: Floor Focus – Broadloom & Carpet Tile

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie Q2 2011 trailing 12 months Carpet and Rug Sales by End Market

Commercial %
2001 – 2010
From 29% to 38%


High-End Commercial 30%
High-End Residential 70%

Carpet
Dollar sales indexed to 2004

THE DIXIE GROUP



Dixie Total Dollars
CRI Total Dollars
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2004
Q3 2004
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011

Carpet
Unit sales indexed to 2004

THE DIXIE GROUP


Dixie Total Units
CRI Total Units
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2004
Q3 2004
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011

Residential Positioning of The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
ESTIMATED DATA
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$7
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie High-End Residential Sales

THE DIXIE GROUP

Year 2006


Fabrica, 26%
Masland, 42%
Dixie Home, 32%

Year Q2 2011 TTM


Fabrica, 18%
Masland, 41%
Dixie Home, 41%



Dixie Group High-End Residential Sales (all brands)

THE DIXIE GROUP



Sales by Channel for Q2 2011 TTM


Other, 1%
Distributor, 1%
Specialty – OEM, 1%
Builder, 4%
Commercial, 2%
National Retailers, 2%
Mass Merchant, 16%
Designer, 19%
Retailer, 54%

DIXIE HOME

THE DIXIE GROUP



Sales by Channel for Q2 2011 TTM



Distributor, 1%
Builder, 2%
Mass Merchant, 38%
Retailer, 59%



Sales by Channel for Q2 2011 TTM


Commercial, 5%
Other, 1%
Builder, 5%
National Retailers, 2%
Designer, 31%
Retailer, 56%



- **Leading high-end brand with reputation for innovative styling, design and color**
- **High-end retail / designer driven**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - New Stainmaster ® value products
  - Wool products
    - First introductions in 2007
    - Now offering complete line to the industry

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



Sales by Channel for Q2 2011 TTM


Specialty – OEM, 3%
Other, 6%
Builder, 3%
National Retailers, 8%
Retailer, 42%
Designer, 38%

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- **Premium high-end brand**
- **Designer focused**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - **New products, heightened focus on retail penetration**
  - **Full service supplier of wool to the designer trade with excellent service and support**

Masland contract

THE DIXIE GROUP





Sales by End-Use for Q2 2011 TTM



Residential 5%
Health Care 6%
Gov't 4%
Hospitality 22%
Store Planning 21%
Corporate 39%
Education 3%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- **Premium brand in the commercial marketplace**
- **Designer focused**
- **Strong national account base**
  - Nordstrom's, Target, Sears, Belk, Delta Air Lines, AECOM, Club Corporation of America
- **Growth initiative**
  - Modular/carpet tile
  - End Users

Dixie Sales Continuing Operations ($ in millions)

THE DIXIE GROUP



$331
$321
$283
$203
$231
$272
350
300
250
200
150
100
50
-
17
16
11
6
6
7
314
305
272
199
225
265
2006
2007
2008
2009
2010
2011
Annualized
Carpet Sales
Processing Sales

Sales & Operating Income

($ in millions)

THE DIXIE GROUP

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
Net Sales	50.5	59.1	56.7	65.1	66.0	69.2
Net Income (Loss) from continuing operations	(2.5)	(0.7)	(1.9)	0.6	0.6	0.8
Non-GAAP Adjusted Operating Income (Loss)	(2.1)	0.2	(1.6)	2.5	1.8	1.7
Non-GAAP Adjusted EBITDA	0.9	3.1	1.3	5.2	4.3	4.1

- Sales are still strong in July relative to 2010
- We have been profitable for the last 3 quarters
- We improved YTD Adj. Operating Income by $5.4 million vs. 2010
- We improved YTD Adj. EBITDA by $4.4 million vs. 2010
- We need to invest less than depreciation over the next few years
  - Capital expenditures of $6.2 million vs. Depreciation & Amortization of $9.7 million in 2011
- We have reduced debt $22 million since the beginning of 2008
- Availability was $11.3 million at the end of Q2 2011 and $14.8 million on 8/3/11

Note: Non-GAAP reconciliation on slide 33

Current Business Conditions
The 2nd Quarter of 2011 Versus Prior Year

THE DIXIE GROUP

- **Commercial sales up 20% vs. the industry up low double digits**
- **Residential sales up 15% vs. the industry down slightly**
- **Dixie Group sales up 17% vs. the industry up slightly**
  - All brands up for the quarter and the year
  - Wool and Stainmaster ® products have particularly strong sales growth
  - Commercial sales growth particularly strong in modular carpet tile
  - Residential sales growth fastest at either end of our selling price range
- **For the first 4 weeks of the 3rd quarter of 2011, sales are up**
  - All brands showing increases
- **In process of refinancing our senior credit facilities**
  - The purpose is to repay the $9.7 million of convertible subordinated debentures, to extend our financing for another five-year period and to provide the funding needed to continue our growth

Outlook
Opportunities in the Future

Though the market has been difficult, we are encouraged by:

- Continued signs of recovery in the commercial sector
- Despite slow recovery in the residential sector, we have seen improvement of higher end goods in the luxury market
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - Masland Avenue – new technology with a woven look
  - Stainmaster ® value products have been well accepted
  - Durasilk (polyester) products have created a new niche
  - Modular Carpet Tile is taking market share
- Having invested significantly in our capabilities for future growth … we can now take advantage of market conditions as they improve





THE DIXIE GROUP



FABRICA
FINE CARPET & RUGS



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. One time items are characterized as not having occurred in the past two years and in management's view unlikely to occur in the near future. (Note 2)

The Company defines Adjusted EBIT as net income less income from discontinued operations, net of tax, plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBTIDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

Non-GAAP Financial Information:

Net Sales Adjusted

($ in thousands)	YTD 2010	YTD 2011	Y/Y Chge
Weeks in Period	26	27	
Net Sales as Reported	109,512	135,154	23.4%
Adjustment for Weeks	-	(4,711)	-4.3%
Non-GAAP Net Sales as Adjusted (Note 1)	$109,512	$ 130,443	19.1%

Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	3,969
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 3,539

Adjusted Earnings before Interest and Taxes (Adjusted EBIT)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	1,390
Less: Income (loss) from discontinued operations, net of tax	(521)	(313)	(382)	(281)	(62)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	691
Plus: Interest	6,347	5,965	5,521	4,124	1,832
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 3,975

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	3,975
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	4,879
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Plus: Other (income) expense - net	(94)	(326)	(181)	283	(6)
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,561	$ 8,418

Non-GAAP Financial Information:

Adjusted Operating Income (Loss)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
Operating income (loss)	(2,286)	59	(1,937)	1,594	1,668	2,300
Plus: Facility consolidation and severance expenses	211	122	304	918	-	(563)
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)	-
Plus One time item: Workers' compensation retention	-	-	-	-	625	-
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ (2,075)	$ 181	$ (1,633)	$ 2,512	$ 1,801	$ 1,737

Adjusted Earnings before Interest and Taxes (EBIT)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
Net income (loss) as reported	(2,529)	(744)	(1,897)	516	623	766
Less: Income (loss) from discontinued, net tax	(70)	(60)	(28)	(122)	(21)	(42)
Plus: Taxes	(1,060)	(636)	(965)	57	109	582
Plus: Interest	1,235	1,082	904	903	932	900
Non-GAAP Adjusted EBIT (Note 3)	$ (2,284)	$ (238)	$ (1,930)	$ 1,598	$ 1,685	$ 2,290

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011
Non-GAAP Adjusted EBIT (from above)	(2,284)	(238)	(1,930)	1,598	1,685	2,290
Plus: Depreciation and amortization	2,964	2,966	2,941	2,704	2,519	2,361
Plus: Facility consolidation & severance expenses	211	122	304	918	-	(563)
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)	-
Plus One time item: Workers' compensation retention	-	-	-	-	625	-
Plus: Other (income) expense - net	(2)	297	(7)	(5)	(17)	10
Non-GAAP Adjusted EBITDA (Note 4)	$ 889	$ 3,147	$ 1,308	$ 5,215	$ 4,320	$ 4,098

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.